A 185 Blumberg's Improved Gilsey Form Lease 12-78          JULIUS BLUMBERG, INC.
                                                            PUBLISHER, NYC 10013


         This Agreement BETWEEN

         K&G Realty Associates, 320 Broad Hollow Road, Farmingdale, New York

                                                                     as Landlord
and

         Electronic Hardware Corp., 320 Broad Hollow Rd., Farmingdale, New York


                                                                       as Tenant

         WITNESSETH: The Landlord hereby leases to the Tenant the following premises: the entire building known as 320 Broad Hollow Rd., Farmingdale, NY for the term of

to commence from the 1st        day of January                         1990 and

to end on the 31st     day of    December                   1995 to be used and

occupied only for                     manufacturing and related activities only




                                    upon the conditions and covenants following:
1st.     That the Tenant shall pay the annual rent of $ 132,000.00    per year




said rent to be paid in equal monthly payments in advance, on the
1st             day of each and every month
during the term aforesaid, as follows:

         $11,000.00 per month

2nd.     That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs as set forth more fully in paragraph 28.

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd.     that the Tenant shall promptly execute and comply with all statutes,

ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th.     That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th.     Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unuseable. If part of the Premises cant not be used, Tenant must pay rent for the useable part. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to setting insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

         If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

         Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to date of the fire or casualty. If the Lease is canceled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

                                 [end of page 1]

6th.     The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th.     The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th.     That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th.     Landlord way, replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th.    That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th.    The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th.    That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th.    That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to reenter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th.    That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of canceling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th.    The Tenant has this day deposited with the Landlord the sum of
$           as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th.    That the security, deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th.    It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th.    Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said Premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed and will also pay the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th.    That the Tenant will not nor will the Tenant permit undertenants or other persons to anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th.    The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st.    If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

                                 [end of page 2]

22nd.    If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.


23rd.    In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th.    The Tenant waives all rights to redeem under any law of the State of New York.

25th.    This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any, repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th.    No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th.    Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

                    additional provisions contained in Rider.


         And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

         And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

         In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 19th day of December 1989.


         Signed, sealed and delivered          K&G Realty Associates
in the presence of                             By: /s/ Harry Goodman        L.S.
                                                   -----------------------------

                                               Electronic Hardware Corporation
                                               By: /s/ Andrew Franzone      L.S.
                                                   -----------------------------

                                                                            L.S.
                                                   -----------------------------


                                 [end of page 3]

State of New York          )
                           )        ss:
County of                  )


         On the ________________ day of ____________________________ 19__,
before me personally came _________________ to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and ___________________________________________ acknowledged to me that he executed the same


State of New York          )
                           )        ss:
County of                  )


         On the day of 19 , before me personally came ______________________ to me known, who, being by me duly sworn, did depose and say that he resides at No.______
_______________________________________________________________________________
that he is the ______________________ of ________________________ the
corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of _______________________________ of said corporation; and that he signed his name thereto by like order.

         In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the
within named Landlord, the undersigned do             hereby covenant and agree,
to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

         In Witness Whereof, the undersigned ha    set         hand and seal
this ______ day of _____________________, 19___


WITNESS


                                                                       L.S.
                                                   -------------------

         RIDER TO LEASE AGREEMENT BETWEEN K & G REALTY ASSOCIATES, AS LANDLORD, AND ELECTRONIC HARDWARE CORP.,
         AS TENANT, DATED THE 1st DAY OF January 1990


28th.    Tenant shall, at its own expense, make all necessary repairs and replacements to the leased property and to the pipes, heating system, plumbing system, window glass or fixtures and all other appliances and appurtenances belonging thereto, all equipment, used in connection with the leased property, and the sidewalks, curbs and vaults adjoining or appurtenant to the leased property. Such repairs and replacements, interior and exteriors ordinary as well as extraordinary, and structural as well as nonstructural, shall be made promptly, as and when necessary. All repairs and replacements shall be in quality and class equal to the original work. On default of Tenant in making such repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant's account, and the expense thereof shall constitute and be collectible as additional rent.

         [LANDLORD AND]
29th.    Tenant shall not assign or sublet the whole nor any part of the demised premises.

30th.    If the Landlord or Tenant or any successor in interest shall be an individual, joint venture, tenancy in common, firm, or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture tenancy in common, firm, or partnership or on such joint venture, tenancy in common, firm, or partnership, in respect to any of the covenants or conditions of this lease. The Landlord and the Tenant shall look solely to the equity of the Landlord in the property or to the Tenant's interest in the leasehold estate for the satisfaction of the remedies of the Landlord or the Tenant, as the case may be, in the event of a breach by the Landlord or the Tenant of any of the covenants or conditions of this lease.

31st.    (a) It is the intention of the parties that the Landlord shall receive the rents, additional rents, and all sums payable by the Tenant under this lease free of all taxes, expenses, charges, damages, and deductions of any nature whatsoever and the Tenant covenants and agrees to pay all sums which except for this lease would have been chargeable against the leased property and payable by the Landlord. The Tenant shall, however, be under no obligation to pay interest on any mortgage on the fee of the leased property, any franchise or income tax payable by the Land lord, or any gift, inheritance, transfer, estate, or succession tax by reason of any present or future law which may be enacted during the term of this lease.

         (b) All taxes, charges, costs, and expenses which the Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the Tenant's failure to pay such amounts, and all damages, costs, and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this leases shall be deemed to be additional rent and, in the event of nonpayment by the Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of the basic rent.


32nd.    Throughout the term of this lease, the Tenant shall pay premiums for insurance coverage on the leased property, including fire and windstorm insurance, in such amounts and with such companies, as now maintained by the Landlord.

33rd.    In the event the Real Property taxes for the demised premises are increased at any time during the term hereof, over and above the total taxes allowable to the calendar year 1990 -1995 which is in the amount of $26,600.00, then the difference representing the increase shall be paid by the tenant immediately upon receipt of the tax bill.


                                              ELECTRONIC HARDWARE CORPORATION


                                              By: /s/ A Franzone
                                                  -----------------------------
                                              K&G Realty Associates


                                              By: /s/ Harry Goodman
                                                  -----------------------------

                     ELECTRONIC HARDWARE CORPORATION
            320 Broad Hollow Road, Farmingdale, New York 11735
                   (516) 752-1950 o Fax: (516) 752-1971



                                                   March 16, 1995



                  K&G Realty Associates and Electronic Hardware
                  Corporation hereby agree that the lease dated
                  December 19, 1989, concerning the property know as 320 Broad Hollow Road, Farmingdale, NY, be extended for 10 years, until December 31, 2005 under the exact same terms as shown on the lease.


                                        /s/ Harry Goodman
                                        ------------------------------
                                        K & G Realty Associates


                                        /s/A. Franzone
                                        -------------------------------
                                        Electronic Hardware Corporation

                                     RIDER

         THIS LEASE RIDER, made as of this 1st day of March, 1998, by and between K&G REALTY ASSOCIATES, a New York general partnership ("Landlord") and ELECTRONIC HARDWARE CORP. ("Tenant").

         WHEREAS, by a Lease dated the 19th day of December, 1989, Landlord leased unto Tenant, certain premises designated as 320 Broadhollow Road, Farmingdale, New York 11735, as more particularly described in said Lease; and

         WHEREAS Landlord and Tenant now desire to amend and modify the Lease in certain respects;

         NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by and among the parties as follows:

1. (a) The annual rent provided for in Paragraph 1st of the Lease shall be increased to $137,000 per year (the "Base Rent"), payable in equal monthly installments on the 1st day of each month during the term of the Lease. The Base Rent shall be increased each year by an amount equivalent to the increase in the Consumer Price Index (as defined below).

         (b) To compute the annual increase attributable to the Consumer Price Index, the Consumer Price Index as of January, 1998 (the "Base Price Index") shall be compared with the Consumer Price Index for each successive January of the Term. In the event the Consumer Price Index for January in any calendar year during the Term reflects an increase over the Base Price Index, then the Base Rent hereunder shall be multiplied by the percentage difference between the Consumer Price Index for such January and the Base Index, and shall be payable as additional rent beginning January of each year of the Term. Such additional rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this Rider.

         (c) For purposes of this Section, the Consumer Price Index shall mean the Consumer Price Index for All Urban Consumers, All-Items, for New York-Northeast New Jersey-Long Island, NY-NJ-CT (1982-84=100) published by the United States Bureau of Labor Statistics, Department of Labor, or its successor then in effect. If publication of the Consumer Price Index is discontinued, the parties hereto shall accept comparable statistics on the cost of living adjustment for New York City as computed and published by an agency of the United States or by a responsible financial periodical or recognized authority to be selected by the parties.

2. Paragraph 33rd of said Lease is hereby deleted in its entirety, and in its place and stead is substituted the following:
                  "In the event the Real Property taxes for the demised premises are increased at any time during the term hereof, over and above the total taxes allocable to the calendar year 1990-1991 which is in the amount of $26,000, then the difference representing the increase shall be paid by the

                  Tenant within twenty (20) days of
                  receipt of the tax bill."

         3. Except as herein modified, all other terms, covenants and conditions of the aforesaid Lease shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Rider on the date first written above

                                              K&G REALTY ASSOCIATES

                                              By: /s/ David L. Kassel
                                                  David L. Kassel



                                               ELECTRONIC HARDWARE CORP.

                                               By: /s/ Andrew Franzone
                                                  Andrew Franzone